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                                                               EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 29, 1997, which appears in the Annual Report on Form 10-K of DuPont Photomasks, Inc. for the year ended June 30, 1997.

PRICE WATERHOUSE LLP

Austin, Texas
February 24, 1998